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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        May 10, 1995
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                                LOEWS CORPORATION
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          (Exact Name of Registrant as Specified in its Charter)


         Delaware                      1-6541                    13-2646102
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


   667 Madison Avenue, New York, N.Y.                                 10021-8087
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 (Address of Principal Executive Offices)                             (Zip Code)




Registrant's telephone number, including area code      (212) 545-2000
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                                NOT APPLICABLE
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     (Former Name or Former Address, if Changed Since Last Report)



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                             Page 1 of 12 Pages

Item 2.  Acquisition or Disposition of Assets.

  On May 10, 1995, CNA Financial Corporation ("CNA"), an 84% owned subsidiary of the Loews Corporation, consummated the merger (the "Merger") of its wholly owned subsidiary, Chicago Acquisition Corp. ("Merger Sub"), with and into The Continental Corporation ("Continental"), pursuant to the Merger Agreement dated as of December 6, 1994, by and among CNA, Continental and Merger Sub, for aggregate consideration of $1,125 million (based on a conversion price of $20.00 per share of Continental's common stock, par value $1.00 per share). CNA is funding the cash purchase price with proceeds from a five-year revolving credit facility from a syndicate of banks led by The First National Bank of Chicago, as administrative agent, and The Chase Manhattan Bank, N.A., as syndication agent. As a result and upon the consummation of the Merger, Continental became a wholly owned subsidiary of CNA. Continental is an insurance holding company principally engaged in the business of owning a group of property and casualty insurance companies, which business CNA currently intends to continue.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a) Financial Statements of Business Acquired.

  The financial statements of Continental required to be filed are incorporated by reference. See Exhibits 99.01 and 99.02.

  (b) Pro forma financial information

  The required pro forma financial information is included as Exhibit 99.03.

  (c) Exhibits:

  Exhibit No.                           Description
  -----------                           -----------

     2.01 Securities Purchase Agreement, dated as of December 6, 1994, by and between CNA and Continental (with exhibits thereto) (incorporated herein by reference to Exhibit 1 to CNA's Form 8-K (Commission File Number 1-5823) dated December 9, 1994).


     2.02 Merger Agreement, dated as of December 6, 1994, by and among CNA, Merger Sub and Continental (incorporated herein by reference to Exhibit 2 to CNA's Form 8-K (Commission File Number 1-5823) dated December 9, 1994).

     4.01 Certificate of Merger of Merger Sub with and into Continental as filed with the Secretary of State of the State of New York on May 10, 1995 (incorporated herein by reference to Exhibit
                  4.01 to CNA's Form 8-K/A (Commission File Number 1-5823) dated July 24, 1995).

                             Page 2 of 12 Pages

  Exhibit No.                           Description
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    23.01         Consent of KPMG Peat Marwick LLP (incorporated herein by
                  reference to Exhibit 23.01 to CNA's Form 8-K/A (Commission File Number 1-5823) dated July 24, 1995).

    99.01 Consolidated Balance Sheets of Continental as of December 31, 1994 and 1993, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1994,together with the notes thereto and the related report of Independent Accountants (incorporated herein by reference to Schedule 14A (pages F17 to F51) to Continental's Proxy Statement Commission File Number 1-5686)dated March 29, 1995).

    99.02 Consolidated Balance Sheets of Continental as of March 31, 1995 (unaudited) and December 31, 1994, and the related Consolidated Statements of Income and Cash Flows for the Three Months Ended March 31, 1995 and 1994 (unaudited),and Notes to Financial Statements (incorporated herein by reference to pages 3 through 17 of Continental's Form 10-Q (Commission File Number 1-5686) dated May 15, 1995).


    99.03* Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 1995 and Unaudited Pro Forma Consolidated Condensed Statements of Operations for the three months ended March 31, 1995 and for the year ended December 31, 1994.

                  *Filed herewith

                             Page 3 of 12 Pages

                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
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                                            (Registrant)





Dated: July 24, 1995                    By: /s/ Barry Hirsch
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                                            Barry Hirsch
                                            Senior Vice President

                             Page 4 of 12 Pages